EQUITY (Tables)	12 Months Ended
Dec. 31, 2015
EQUITY
Schedule of changes in noncontrolling interest

        The balance of the redeemable noncontrolling interest as of December 31, 2015 and 2014 was $0.7 million and $0.5 million, respectively. Changes during the years then ended are as follows (in thousands):

	December 31,
	2015	2014
Balance, beginning of period	$457	$426
Increase in redemption value	231	—
Net income attributable to redeemable noncontrolling interest	20	31

Balance, end of period	$708	$457